POWER OF ATTORNEY

WHEREAS, LIST INCOME OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 (File Nos. 333-271192 and 811-23864) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, PHILIP B. SINENENG, ANDREW J. DAVALLA, and CASSANDRA W. BORCHERS as attorneys for her and in her name, place and stead, and in her capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 25th day of May, 2023.

LIST INCOME OPPORTUNITIES FUND

By:	/s/ Katharine Davis
Katharine Davis
Trustee

State of	Illinois	)
		)	ss:
County of	Cook	)

This record was acknowledged before me on May 25, 2023 by Katharine Davis.

/s/ Jenna Kate Monisoff
Notary Public – State of Illinois
Commission Expires: 4-6-2026

POWER OF ATTORNEY

WHEREAS, LIST INCOME OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 (File Nos. 333-271192 and 811-23864) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee, the President and Chief Executive Officer (Principal Executive Officer) of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, PHILIP B. SINENENG, ANDREW J. DAVALLA, and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of May, 2023.

LIST INCOME OPPORTUNITIES FUND

By:	/s/ Christopher Shaw
Christopher Shaw
Trustee, President and Chief Executive Officer (Principal Executive Officer)

State of	Kansas	)
		)	ss:
County of	Johnson	)

This record was acknowledged before me on May 30, 2023 by Christopher Shaw.

/s/ Kelley Lange
Notary Public – State of Kansas
Commission Expires: August 21, 2025

POWER OF ATTORNEY

WHEREAS, LIST INCOME OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 (File Nos. 333-271192 and 811-23864) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, PHILIP B. SINENENG, ANDREW J. DAVALLA, and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of June, 2023.

LIST INCOME OPPORTUNITIES FUND

By:	/s/ Patrick Seese
Patrick Seese
Trustee

State of	Colorado	)
		)	ss:
County of	Denver	)

This record was acknowledged before me on June 2, 2023 by Patrick Seese.

Jennifer Linenberger
Notary Public – State of Colorado
Commission Expires: 11/29/2026
Notary ID No. 20224045114

POWER OF ATTORNEY

WHEREAS, LIST INCOME OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 (File Nos. 333-271192 and 811-23864) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, PHILIP B. SINENENG, ANDREW J. DAVALLA, and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of June, 2023.

LIST INCOME OPPORTUNITIES FUND

By:	/s/ Felix Rivera
Felix Rivera
Trustee

State of	New Jersey	)
		)	ss:
County of	Bergen	)

This record was acknowledged before me on June 13, 2023 by Felix Rivera.

/s/ Natalia A Oliver
Notary Public
Commission Expires: Jul 25, 2026